Exhibit 99.2

                                  SAFE PASSAGE
                            INTERNATIONAL, INC. AND
                                   SUBSIDIARY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                        SAFE PASSAGE INTERNATIONAL, INC.
                                 AND SUBSIDIARY

                                    I N D E X

--------------------------------------------------------------------------------

AUDITED FINANCIAL STATEMENTS                                                PAGE
                                                                            ----

   INDEPENDENT AUDITORS' REPORT.........................................     9

   CONSOLIDATED BALANCE SHEET...........................................   10-11

   CONSOLIDATED STATEMENT OF OPERATIONS AND OTHER
      COMPREHENSIVE INCOME..............................................     12

   CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS'
      EQUITY............................................................     13

   CONSOLIDATED STATEMENT OF CASH FLOWS.................................     14

   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS...........................   15-21

SUPPLEMENTAL INFORMATION

   CONSOLIDATED SCHEDULE OF SELLING, GENERAL AND
      ADMINISTRATIVE EXPENSES...........................................     22

To the Board of Directors
Safe Passage International, Inc. and Subsidiary
Rochester, New York

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying consolidated balance sheet of Safe Passage International, Inc. (a New York corporation) and Subsidiary, as of December 31, 1999, and the related consolidated statements of operations and other comprehensive income, changes in stockholders' equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We did not audit the financial statements of Safe Passage International Limited, the wholly owned subsidiary, which statements reflects total assets of $211,707 as of December 31, 1999, and total revenues of $658,757, for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Safe Passage International Limited, is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Safe Passage International, Inc. and Subsidiary as of December 31, 1999, and the results of their consolidated operations and their consolidated cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedule on page 22 is presented for purposes of additional analysis of the consolidated financial statements and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements. In our opinion, which insofar as it relates to Safe Passage International Limited is based on the report of other auditors, such information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

As explained in Note 11 to the consolidated financial statements, subsequently obtained information disclosed that the revenue recognition policy of the foreign subsidiary was not in conformity with generally accepted accounting principles in the United States.

Rochester, New York
February 21, 2000 (except for Note 11
as to which the date is October 10, 2000)

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                               December 31, 1999
--------------------------------------------------------------------------------

                                     ASSETS

Current Assets:
      Cash and cash equivalents                                         $108,378
      Accounts receivable net of allowance for doubtful
        accounts of $-0-                                                  40,023
      Other receivable                                                     4,472
      Prepaid expenses                                                    53,308
      Deferred tax asset                                                 117,000
                                                                        --------
          Total current assets                                           323,181
                                                                        --------

Property and Equipment:
      Computer and office equipment                                      362,652
      Software                                                            46,299
      Leasehold improvements                                               7,701
      Equipment under capital lease                                       42,914
                                                                        --------
          Total                                                          459,566
      Less, accumulated depreciation                                     245,568
                                                                        --------
          Property and equipment, net                                    213,998
                                                                        --------

Other Assets:
      Deposits                                                            16,613
      Deferred tax asset                                                  60,000
      Intellectual property, net of accumulated amortization
        1999 - $5,600                                                     42,400
                                                                        --------
          Total other assets                                             119,013
                                                                        --------

Total                                                                   $656,192
                                                                        ========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                               December 31, 1999
--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Line of credit                                                   $    61,950
      Current portion of long-term debt                                     25,000
      Current portion of obligation under capital lease                     12,363
      Accounts payable                                                      90,784
      Accrued payroll and taxes                                             69,906
      Accrued sales tax                                                        178
      Accrued interest                                                         850
      Accrued income taxes                                                   4,524
      Deferred income                                                      266,785
      Accrued expenses                                                      12,347
                                                                       -----------
          Total current liabilities                                        544,687
                                                                       -----------

Long-Term Liabilities:
      Long-term debt                                                        10,417
      Obligation under capital lease                                           998
                                                                       -----------
          Total long-term liabilities                                       11,415
                                                                       -----------

Stockholders' Equity:
      Common stock - no par value, 200 shares authorized, issued and
        outstanding                                                          1,000
      Additional paid-in capital                                         1,381,174
      Deficit                                                           (1,277,009)
      Accumulated comprehensive loss                                        (5,075)
                                                                       -----------
          Total stockholders' equity                                       100,090
                                                                       -----------

Total                                                                  $   656,192
                                                                       ===========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
      Consolidated Statement Of Operations And Other Comprehensive Income
                      For The Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                      Amount     Percent
                                                                   -----------   -------
Revenue                                                            $ 2,072,143    100.0%
                                                                   -----------    -----

Cost of Sales:
   Purchases                                                           110,740      5.3
   Labor                                                                46,478      2.2
   Shipping                                                              6,420      0.3
                                                                   -----------    -----
       Total cost of sales                                             163,638      7.8
                                                                   -----------    -----

Gross Profit                                                         1,908,505     92.2

Selling, General and Administrative Expenses                         1,610,697     77.8
                                                                   -----------    -----

Income From Operations                                                 297,808     14.4
                                                                   -----------    -----

Other Income (Expenses):
   Interest income                                                         246      0.0
   Interest expense                                                    (10,322)    (0.5)
   Loss on disposal of equipment                                        (3,014)    (0.1)
                                                                   -----------    -----
       Total other expense - net                                       (13,090)    (0.6)
                                                                   -----------    -----

Income Before Provision for Taxes                                      284,718     13.8

Provision for Taxes                                                     83,524      4.0
                                                                   -----------    -----

Net Income                                                             201,194      9.8

Other Comprehensive Loss:
   Foreign currency translation adjustment, net of tax of $-0-          (5,075)    (0.2)
                                                                   -----------    -----

Comprehensive Income                                               $   196,119      9.6%
                                                                   ===========    =====


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
            Consolidated Statement Of Changes In Stockholders' Equity
                      For The Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                                            Accumulated       Total
                                             Common        Additional                      Comprehensive   Stockholders'
                                             Stock      Paid in Capital     Deficit            Loss           Equity
                                          -----------   ---------------   -----------      -------------   ------------
Balance - January 1, 1999                 $     1,000     $ 1,333,174     $(1,478,203)     $        -0-    $  (144,029)

Stockholders contributions to capital              -0-         48,000              -0-              -0-         48,000

Net income for 1999                                -0-             -0-        201,194           (5,075)        196,119
                                          -----------     -----------     -----------      -----------     -----------

Balance - December 31, 1999               $     1,000     $ 1,381,174     $(1,277,009)     $    (5,075)    $   100,090
                                          ===========     ===========     ===========      ===========     ===========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
                      Consolidated Statement Of Cash Flows
                      For The Year Ended December 31, 1999
--------------------------------------------------------------------------------

Cash Flows From Operating Activities:
  Net income                                                          $ 201,194
                                                                      ---------
  Adjustments to reconcile net income to net
   cash provided by operating activities:
   Depreciation                                                          74,283
   Amortization                                                           5,600
   Loss on disposal of equipment                                          3,013
   Deferred income taxes                                                 79,000
   (Increase) decrease in operating asssets:
      Accounts receivable                                               187,700
      Other receivable                                                   (2,548)
      Inventory                                                           6,920
      Prepaid expenses                                                    3,408
      Income taxes receivable                                            36,859
      Deposits                                                            4,773
   Increase (decrease) in operating liabilities:
      Bank overdraft                                                    (32,974)
      Accounts payable                                                 (179,459)
      Accrued payroll and taxes                                          50,072
      Accrued sales tax                                                     177
      Accrued interest                                                      850
      Accrued income taxes                                                4,524
      Deferred income                                                  (422,129)
      Accrued expenses                                                    9,858
                                                                      ---------
        Total adjustments                                              (170,073)
                                                                      ---------

  Net cash provided by operating activities                              31,121
                                                                      ---------

Cash Flows From Investing Activities:
  Purchases of property and equipment                                   (20,182)
  Proceeds from sale of property and equipment                            2,200
  Purchases of intellectual property                                    (48,000)
                                                                      ---------

  Net cash used for investing activities                                (65,982)
                                                                      ---------

Cash Flows From Financing Activities:
  Stockholders contributions to capital                                  48,000
  Net change in line of credit                                           61,950
  Proceeds from long-term debt                                           50,000
  Repayment of long-term debt                                           (14,583)
  Repayment of obligation under capital lease                           (21,601)
  Foreign currency translation adjustment                                (5,075)
                                                                      ---------

  Net cash provided by financing activities                             118,691
                                                                      ---------

Net Increase in Cash and Cash Equivalents                                83,830

Cash and Cash Equivalents - Beginning                                    24,548
                                                                      ---------

Cash and Cash Equivalents - Ending                                    $ 108,378
                                                                      =========

Supplemental Disclosures of Cash Flow Information
  Cash paid (refunded) during the year for:
   Interest                                                           $   9,472
   Taxes                                                              $ (36,859)

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      SAFE PASSAGE INTERNATIONAL, INC. AND
                                   SUBSIDIARY
                   Notes To Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies:

      Principles of Consolidated Financial Statements- The policy of Safe Passage International, Inc., and Subsidiary is to prepare its financial statements on the accrual basis of accounting. The consolidated financial statements include the accounts of the parent company Safe Passage International, Inc. and its wholly owned Subsidiary, Safe Passage International Limited. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements. In the context of these financial statements, "the Company" is used to describe the consolidated entity.

      Nature of Business - The Company designs and produces computer-based training programs and systems for the international security and transportation industries.

      Cash and Cash Equivalents - For the purposes of the consolidated statement of financial position and consolidated statement of cash flows, cash and cash equivalents include deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less, if any.

      Allowance for Doubtful Accounts - The Company estimates its allowance for doubtful accounts and bad debts based upon management's assessment of the collectibility of receivables and prior experience.

      Property and Equipment - Property and equipment are stated at cost. Routine maintenance and repairs are charged to operations as they are incurred. Expenditures which extend the useful life of an asset are capitalized. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is included in operations. Depreciation is computed for financial reporting and tax purposes using accelerated and straight-line methods over the following periods:

           Computer and office equipment.....................      5-7 Years
           Software..........................................        3 Years
           Equipment under capital lease.....................        5 Years
           Leasehold improvements............................       10 Years

      Intellectual Property - Intellectual property was purchased and is being amortized on a straight-line basis over five years.

      Advertising - The Company expenses all advertising costs as they are incurred. Advertising expense was $26,861 for 1999.

      Revenue Recognition - Revenue is comprised of four categories, which are product sales (recognized when delivered and installed, if applicable), installation and training (recognized as incurred), customization (percentage of completion) and customer support (amortized over length of contract). Revenue is recognized in compliance with the AICPA Statement of Position 97-2, Software Revenue Recognition, on sales of software and software products.

                      SAFE PASSAGE INTERNATIONAL, INC. AND
                                   SUBSIDIARY
                   Notes To Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies (Continued):

      Income Taxes - Deferred income taxes arise from temporary differences resulting from differences between the financial statement and tax basis of assets and liabilities. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The Company's temporary differences are due to; different lives for book and tax depreciation, utilization of net operating losses and recognition of income related to maintenance contracts.

      Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Line Of Credit:

      The Company has a line of credit available of $100,000 with interest at prime plus 1.25% with M&T Bank. Outstanding balance on the line at December 31, 1999 was $61,950.

Note 3. Long-Term Debt:

      Long-term debt consist of the following at December 31, 1999:

            Note payable to M&T Bank requiring monthly
               installments of $2,083 plus interest at
               prime plus 1.25%.  The note is unsecured
               Final payment is due May 2001 ...........     $35,417

            Less, current portion ......................      25,000
                                                             -------

            Long-term portion ..........................     $10,417
                                                             =======

      Scheduled principal repayment of these obligations at December 31, 1999 is currently estimated as follows:

            2000 .......................................     $25,000
            2001 .......................................      10,417
                                                             -------

            Total ......................................     $35,417
                                                             =======

Note 4. Capital Lease Obligations:

      The Company is the lessee of various equipment under capital leases expiring in the years 2000 and 2001. The assets and liabilities under the capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are included in property and equipment and are being depreciated over five years, which is included in depreciation expense, and consist of the following as of December 31, 1999:

            Equipment .........................................     $42,914

            Less, accumulated depreciation ....................      12,168
                                                                    -------

               Net, property held under capital leases ........     $30,746
                                                                    =======

Capital lease obligations consisted of the following as of December 31, 1999:

            Capital lease obligation to Siemens requiring
               monthly installments of $1,457, including sales
               tax and interest at 9.1%. Equipment secures the
               obligation. Final payment is due June 2000 .....     $ 8,532

            Capital lease obligation to Frontier requiring
               monthly installments of $345 including interest
               at 17.6%. The equipment purchased secures the
               obligation. Final payment is due in August 2000      $ 2,277

            Capital lease obligation to New Court Leasing
               Corporation requiring monthly installments of
               $136 including sales tax and interest at 14.0%
               The phone system purchased secures the
               obligation. Final payment is due in August 2001        2,552
                                                                    -------

            Total .............................................      13,361

            Less, current portion .............................      12,363
                                                                    -------

            Long-term portion .................................     $   998
                                                                    =======

      Minimum future lease payments under capital leases as of December 31, 1999 for each of the next two years and in the aggregate are as follows:

            2000...............................................     $12,987
            2001...............................................       1,047
                                                                    -------
            Subtotal...........................................      14,034
            Less, amount representing interest.................         673
                                                                    -------
            Present value of minimum lease payments............     $13,361
                                                                    =======

                      SAFE PASSAGE INTERNATIONAL, INC. AND
                                   SUBSIDIARY
                   Notes To Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 5. Provision for Taxes:

      The provision for taxes consists of the following for the year ended December 31, 1999:

            Current income taxes:

               Federal ...................................     $   3,500
               New York State ............................         1,024

            Deferred income taxes:

               Federal ...................................       146,000
               New York State ............................        38,000
               United Kingdom ............................      (105,000)
                                                               ---------
               Total .....................................     $  83,524
                                                               =========

      The components of the deferred tax assets (amounts expensed or liabilities recognized in the financial statements for which future tax deduction will be taken) and deferred tax liabilities (amounts not recognized in the financial statements which will result in future taxable income) were comprised of depreciation and deferred income. The deferred income taxes result from the recognition of the benefit of net operating loss carryforwards available for United Kingdom income tax purposes of approximately $522,000. The United Kingdom carryforwards can be used indefinitely to offset future income. No valuation allowance was provided to offset the deferred tax asset at December 31, 1999.

      A reconciliation of income tax at the statutory rate to the Company's effective rate is as follows:

            Income before provision for taxes ............     $ 284,718
                                                               =========
            Computed at the expected statutory rate ......     $  99,651   35.0%
            State income tax - net of federal tax benefit          7,972    2.8
            Foreign loss taxed at different rates ........       (24,099)  (8.5)
                                                               ---------   ----
            Taxes on income at effective rate ............     $  83,524   29.3%
                                                               =========   ====

      The gross amounts for deferred tax assets and liabilities are as follows:

            Current deferred tax assets:

               Federal ...................................        60,800
               New York State ............................        15,200
               United Kingdom ............................        41,000
                                                               ---------
               Total deferred tax asset ..................     $ 117,000
                                                               =========

            Non current deferred tax assets (liabilities):

               Federal ...................................       (20,000)
               New York State ............................        (5,000)
               United Kingdom ............................        85,000
                                                               ---------
               Total deferred tax asset ..................     $  60,000
                                                               =========

                      SAFE PASSAGE INTERNATIONAL, INC. AND
                                   SUBSIDIARY
                   Notes To Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 6. Lease Commitments:

      The Company has an informal agreement for office space with monthly payments of $5,269 expiring April 2001. A second facility lease calls for monthly rental payments of approximately $28,300 until March 2002 based on the foreign exchange rate at December 31, 1999. The Company entered into non-cancelable operating lease agreements for a vehicle. The vehicle lease requires total monthly payments of approximately $1,300 through May 2000. Total lease expense for the years ended December 31, 1999 amounted to $133,789.

      Future minimum payments due under the leases are as follows:

                                       Facilities       Vehicle          Total
                                       ----------       -------          -----
            2000 ..................     $ 91,496     $       6,406     $ 97,902
            2001 ..................       49,344               -0-       49,344
            2002 ..................        7,067               -0-        7,067
                                        --------     -------------     --------
            Total .................     $147,907     $       6,406     $154,313
                                        ========     =============     ========

Note 7. Profit Sharing Plan:

      The Company has a 401k plan covering substantially all employees over the age of 21 with six months or more of service. The plan currently does not involve any employer contributions.

                      SAFE PASSAGE INTERNATIONAL, INC. AND
                                   SUBSIDIARY
                   Notes To Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 8. Foreign Operations:

      The Company operates principally in 2 geographic areas, the United States and United Kingdom. Following is a summary of information by area for 1999:

            Net sales to unaffiliated customers:
               United States ..............................         $ 1,413,386
               United Kingdom .............................             658,757
                                                                    -----------
                  Net sales as reported in the
                     accompanying income statements .......           2,072,143
                                                                    ===========

            Income (loss) from operations:
               United States ..............................             126,188
               United Kingdom .............................             171,620
                                                                    -----------
                  Total income from operations ............             297,808
                                                                    -----------

            Other income (expenses):
               United States ..............................             (12,866)
               United Kingdom .............................                (224)
                                                                    -----------
                  Total other expenses ....................             (13,090)
                                                                    -----------

               Income before income tax as reported in
                  the accompanying income statements ......         $   284,718
                                                                    ===========
            Assets:
               United States ..............................             444,485
               United Kingdom .............................             211,707
                                                                    -----------
               Total assets as reported in the accompanying
                   balance sheets .........................         $   656,192
                                                                    ===========

Note 9. Concentrations:

      Approximately 47% of revenues were from two customers for the year ended December 31, 1999. Of which, approximately $480,000 was contracted with the U.S. Department of Transportation - Federal Aviation Administration
      (FAA).

      Financial instruments that potentially subject the Company to credit risk consist principally of trade receivables. The Company grants credit to its customers who are located throughout the global economy. Collateral is generally not required.

      Cash balances are maintained at an institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the year the Company's funds exceeded this limit.

Note 10. Acquisition:

      On May 11, 1999, Safe Passage International Limited (BVI) sold all of the shares of its subsidiaries, Safe Passage (US) Limited and Safe Passage International Limited (UK), along with all of its intellectual property to five of its employees for $50,000. Included in this agreement is a transferable option for BVI to purchase up to 10% of the shares of US and UK stock. The options become exercisable on the date of this agreement and expire on February 2, 2004.

                      SAFE PASSAGE INTERNATIONAL, INC. AND
                                   SUBSIDIARY
                   Notes To Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 10. Acquisition (continued):

      Effective May 10, 1999, Safe Passage (US) Limited amended the Certificate of Incorporation to reflect a name change to Safe Passage International, Inc.

Note 11. Subsequent Discovery of Facts Regarding Revenue Recognition:

      Information obtained subsequent to the original issuance of the 1999 combined financial statements disclosed that the revenue recognition policy of the United Kingdom subsidiary was not in conformity with AICPA Statement of Position 97-2, Software Revenue Recognition. Accordingly, the accompanying financial statements have been revised and restated to reflect an increase of $186,092 in the beginning deficit and a decrease of $58,529 in net income net of tax of $30,000.

Note 12. Subsequent Event:

      During 2000, the Company entered into an agreement with The Aristotle Corporation, a publicly held corporation, in which Aristotle purchased 80% of the Company.

      The Company was the defendant in a lawsuit that commenced on May 8, 2000 and was resolved for $32,000 on June 7, 2000.

      During 2000, Safe Passage International Limited became a subsidiary of Safe Passage International, Inc. Prior to this point, these entities had common ownership and were presented on a combined basis.

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
     Consolidated Statement Of Selling, General And Administrative Expenses
                      For The Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                            Amount       Percent
                                                            ------       -------

Selling, General and Administrative Expenses:
      Advertising and promotion                           $   26,861       1.3%
      Amortization                                             5,600       0.3
      Contributions                                              100       0.0
      Depreciation                                            74,283       3.6
      Equipment rental and maintenance                         9,346       0.5
      Insurance - general                                     15,121       0.7
      Legal and accounting                                    65,688       3.2
      Licenses and fees                                       15,958       0.8
      Meals and entertainment                                 13,872       0.7
      Miscellaneous                                            7,117       0.3
      Office supplies                                         35,291       1.7
      Outside services                                        78,451       3.8
      Payroll                                                785,831      37.9
      Payroll taxes and benefits                              94,591       4.6
      Penalties                                                7,547       0.4
      Rent and property taxes                                114,655       5.5
      Repairs and maintenance                                  7,838       0.4
      Subscriptions                                            2,662       0.1
      Telephone                                               51,935       2.5
      Trade shows                                              9,816       0.5
      Training and recruitment                                 6,840       0.3
      Travel and lodging                                     110,534       5.3
      Utilities                                               26,485       1.3
      Vehicle expense                                         44,275       2.1
                                                          ----------      ----
        Total                                              1,610,697      77.8%
                                                          ==========      ====

                        SAFE PASSAGE INTERNATIONAL, INC.
                                 AND SUBSIDIARY

                                    I N D E X

--------------------------------------------------------------------------------

UNAUDITED FINANCIAL STATEMENTS                                             PAGE
                                                                           ----

   CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2000 ...........      24

   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS
     ENDED JUNE 30, 2000 AND 1999 .....................................      25

   CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS
     ENDED JUNE 30, 2000 AND 1999 .....................................      26

   NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS......      27

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                                       June 30,
                                                                         2000
                                                                     ----------
                                    ASSETS                           (Unaudited)

Current assets:
   Cash and cash equivalents ..................................      $       54
   Accounts receivable, net ...................................              23
   Other current assets .......................................             187
                                                                     ----------
       Total current assets ...................................             264
                                                                     ----------

Property, plant and equipment, net ............................             176
                                                                     ----------

Other noncurrent assets .......................................             114
                                                                     ----------
                                                                     $      554
                                                                     ----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current maturities of long term debt .......................      $      115
   Accounts payable ...........................................              92
   Accrued expenses ...........................................              71
   Deferred income ............................................             220
                                                                     ----------
       Total current liabilities ..............................             498
                                                                     ----------

Long term debt, net of current maturities .....................              12
                                                                     ----------

Total stockholders' equity ....................................              44
                                                                     ----------
                                                                     $      554
                                                                     ==========

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                             (dollars in thousands)

                                                               Six Months Ended
                                                                    June 30,
                                                                    --------
                                                                2000       1999
                                                                ----       ----

Net sales ................................................   $  733      $  852
Cost of goods sold .......................................       42          74
                                                             ------      ------

       Gross profit ......................................      691         778

Selling, general and administrative expenses .............      739         822
                                                             ------      ------

       Operating loss ....................................      (48)        (44)

Other income (expense):
    Interest expense .....................................       (8)         (1)
                                                             ------      ------

       Loss from operations before income taxes ..........      (56)        (45)

Provision for (benefit from) income taxes ................       --          15
                                                             ------      ------

       Net loss ..........................................   $  (56)     $  (30)
                                                             ======      ======

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                             (dollars in thousands)

                                                                                    Six Months Ended
                                                                                        June 30,
                                                                                        --------
                                                                                    2000         1999
                                                                                    ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ..................................................................     $   (56)     $   (30)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization ...........................................          38           55

    Changes in assets and liabilities:
      Accounts receivable ...................................................          17          (65)
      Other assets ..........................................................          (8)          11
      Accounts payable ......................................................           1           51
      Accrued expenses ......................................................         (16)         (21)
      Deferred income .......................................................         (46)         (43)
                                                                                  -------      -------
         Net cash used in operating activities ..............................         (70)         (42)
                                                                                  -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of intellectual property .........................................          --          (48)
                                                                                  -------      -------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Stockholders contributions to capital .....................................          --           48
  Proceeds from revolving loan ..............................................          16           48
                                                                                  -------      -------
         Net cash provided by financing activities ..........................          16           96
                                                                                  -------      -------

DECREASE IN CASH AND CASH EQUIVALENTS .......................................         (54)           6
CASH AND CASH EQUIVALENTS, beginning of period ..............................         108           25
                                                                                  -------      -------
CASH AND CASH EQUIVALENTS, end of period ....................................     $    54      $    31
                                                                                  =======      =======

                 SAFE PASSAGE INTERNATIONAL, INC. AND SUBSIDIARY
         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     SIX MONTHS ENDED JUNE 30, 2000 AND 1999

1. Basic of Presentation

      The unaudited condensed consolidated financial statements as of June 30, 2000 and for the six months ended June 30, 2000 and 1999 are based upon the internal financial statements of Safe Passage. These condensed consolidated financial statements should be read in conjunction with Safe Passage International, Inc. and Subsidiary's (the "Company") audited consolidated financial statements for the year ended December 31, 1999 included within Item 7 of the 8-K/A filing. The results of the Company's operations for any interim period are not necessarily indicative of the results of the Company's operations for any other interim period or for a full year.


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